AGREEMENT TO CANCEL EXCHANGE OF SECURITIES

      This AGREEMENT, made this ____ day of December, 2000, by and between East Coast Beverage Corp. ("ECBC"), StarTalk Holdings, Inc. ("STH"), and the shareholders of STH is made for the purpose of setting forth the terms and conditions upon which the exchange of the common stock of STH for the Series B Preferred stock of ECBC will be cancelled.

In  consideration  of  the  mutual  promises,   covenants,  and  representations
contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

1.    CANCELLATION OF EXCHANGE SECURITIES

      ECBC does hereby return to the shareholders of STH the shares of STH which were transferred to ECBC by virtue of the November 3, 2000 agreement between the parties (the "Exchange Agreement"). The shareholders of STH do hereby return to ECBC the 8,900,000 Series B Preferred shares of ECBC which they received by virtue of the Exchange Agreement.

2.    EFFECTIVE DATE

      The parties above agree that the  cancellation of the shares  described in
Section 1 will be effective as of November 3, 2000.

3.    FINANCIAL INFORMATION

      STH agrees to provide ECBC with complete information regarding (i) all payments made by STH on behalf of ECBC and (ii) any agreements made by any officer, director, or employee of STH on behalf of ECBC or which would affect ECBC's business, properties or operations.

AGREED TO AND ACCEPTED as of the date first written above:

                                         East Coast Beverage Corp.

                                         ----------------------------------
                                         Jack Namer, Chief Executive Officer

                                         StarTalk Holdings, Inc.

                                         ----------------------------------
                                         Jack Namer, President

                                         Shareholders of StarTalk Holdings, Inc.

                                         ----------------------------------
                                         Sidney Sobel



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                                         Aicon Investments, Limited

                                         By _______________________________

                                         Genco Overseas Ventures Limited

                                         By _______________________________

                                         FPI, Inc.

                                         By _______________________________